Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. PRICES OFFERING OF UNSECURED NOTES

08/08/2016

GREENWICH, Conn. – Business Wire – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCZ) today announced that it has priced an offering of $10,000,000 aggregate principal amount of its 7.00% Notes due 2020 (the “2020 Notes”), which will result in net proceeds to the Company of approximately $9.9 million after payment of estimated offering expenses payable by the Company. The 2020 Notes are being placed directly to certain investors, and will be issued under the same indenture and first supplemental indenture, each dated as of December 4, 2015, between the Company and American Stock & Trust Company LLC, pursuant to which the Company previously issued approximately $50 million aggregate principal amount of the 2020 Notes through offerings in December 2015 and June 2016. The 2020 Notes will mature on December 31, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 31, 2017. The 2020 Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof and bear interest at a rate of 7.00% per year, payable quarterly, with the first interest payment on 2020 Notes sold in this offering occurring on September 30, 2016. The 2020 Notes are listed on the New York Stock Exchange under the symbol “ECCZ.”

The offering is expected to close on August 10, 2016, subject to customary closing conditions.

The Company plans to use the net proceeds from the offering of the 2020 Notes to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement dated August 8, 2016 and the accompanying prospectus dated November 25, 2015, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov; copies may also be obtained by writing Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or by sending an e-mail to ir@EaglePointCredit.com.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kenneth P. Onorio, 203-340-8500

Chief Financial Officer

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com